Fourth Quarter Earnings Supplemental March 2, 2023

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: • the potential future impact of COVID-19 (including any variant) on our results of operations, supply chain or liquidity; • risks related to or arising from our organizational structure; • risks of food-borne illness and food safety and other health concerns about our food; • risks associated with our reliance on certain information technology systems and potential failures or interruptions; • privacy and cyber security risks related to our digital ordering and payment platforms for our delivery business; • the impact of competition, including from our competitors in the restaurant industry or our own restaurants; • the impact of labor shortages, the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees; • the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, costs or ability to open new restaurants, or sale of food and alcoholic beverage control regulations; • our ability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline; • risks relating to changes in economic conditions, including a possible recession and resulting changes in consumer preferences; • inflation of all commodity prices, including increases in food and other operating costs, tariffs and import taxes, and supply shortages; and • other risks identified in our filings with the Securities and Exchange Commission (the "SEC"). All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s most recent Annual Report on Form 10-K, filed with the SEC. All of the Company’s SEC filings are available on the SEC’s website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q4 2022 PERFORMANCE REVENUE $150.9 million Q4 Total revenue SAME RESTAURANT SALES GROWTH (1) PROFITABILITY $6.4 million Q4 Operating Income 8.6% Q4 Total Revenue Growth (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. (3) A geometric comparable sales measure is used to determine the compounding effect of an earlier period's year over year comparable sales percentage on the subsequent period's year over year comparable sales percentage. $18.1 million Q4 Adjusted EBITDA(2) $32.0 million Q4 Restaurant-Level Adjusted EBITDA(2) $2.7 million Q4 Net Income

FISCAL 2022 PERFORMANCE REVENUE $587.1 million Fiscal 2022 Total Revenue SAME RESTAURANT SALES GROWTH (1) PROFITABILITY $41.3 million Fiscal 2022 Operating Income 9.7% Fiscal 2022 Total Revenue Growth (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. $85.0 million Fiscal 2022 Adjusted EBITDA(2) $132.5 million Fiscal 2022 Restaurant- Level Adjusted EBITDA(2) $17.2 million Fiscal 2022 Net Income

IMPACT OF MIDWEST WEATHER EVENT (1) Period represents a fiscal period.

DEVELOPMENT UPDATE - CLASS OF 2022 Joliet, IL January 2022 St. Petersburg, FL March 2022 Schererville, IN November 2022 Kissimmee, FL December 2022 The Colony, TX January 2023 Tucson, AZ February 2023 Gilbert, AZ is expected to open in March 2023.

DEVELOPMENT UPDATE - CLASS OF 2023 Class of 2022 Completion 9 projected openings Projected Openings: • Texas (3-5) • Central Florida (1-2) • Arizona (1-2) • Michigan (1-2) • Chicagoland (1-2) Restaurants 2014 2015 2016 2017 2018 2019 2020 2021 2022 Berkshire Partners Acquisition 2015 - December '22 CAGR 72 8.3% (1) 38 (1) Includes C&O of which Portillo's owns 50% of the equity. Q1 2023 Q2 2023 Q3 2023 Q4 2023 Sunbelt = ~70+% of Pipeline

FINANCIAL PROFILE $57 $30 $41 2020 2021* 2022 $122 $142 $133 26.8% 26.6% 22.6% 2020 2021 2022 $12 $(13) $17 2020 2021* 2022 $88 $98 $85 19.3% 18.4% 14.5% 2020 2021 2022 (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. $455 $535 $587 2020 2021 2022 (7.7)% 10.5% 5.4% 2020 2021 2022 TOTAL REVENUE OPERATING INCOME NET INCOME (LOSS) *Includes $38.7 million of additional transaction-related fees and expenses *Includes $38.7 million of additional transaction-related fees and expenses SAME RESTAURANT SALES (1) RESTAURANT-LEVEL ADJ. EBITDA (Margin) (2) ADJ. EBITDA (Margin) (2) ($ in millions) ($ in millions) ($ in millions) ($ in millions) ($ in millions)

FISCAL 2023 AND LONG-TERM OUTLOOK (1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. Fiscal 2023 FINANCIAL TARGETS Unit Growth 4 new openings in the "Class of 2022" 9 new openings in the "Class of 2023" Commodity Inflation Mid single digits General & Administrative Expenses $72 - $77 million Pre-Opening Expenses $7.5 - $8.0 million Capital Expenditures $70 - $75 million LONG-TERM FINANCIAL TARGETS Unit Growth 10%+ annually Same Restaurant Sales Low single digits Revenue Growth High single to low double digits Adj. EBITDA Growth(1) Low teens

APPENDIX

STATEMENT OF OPERATIONS

	Quarter Ended				Fiscal Years Ended			
	December 25, 2022		December 26, 2021		December 25, 2022		December 26, 2021	
REVENUES, NET	$ 150,878	100.0 %	$ 138,908	100.0 %	$ 587,104	100.0 %	$ 534,952	100.0 %
COST AND EXPENSES:								
Restaurant operating expenses:								
Cost of goods sold, excluding depreciation and amortization	52,823	35.0 %	45,299	32.6 %	204,237	34.8 %	166,764	31.2 %
Labor	40,040	26.5 %	36,355	26.2 %	154,392	26.3 %	138,788	25.9 %
Occupancy	7,879	5.2 %	7,170	5.2 %	30,657	5.2 %	28,060	5.2 %
Other operating expenses	18,087	12.0 %	15,071	10.8 %	65,312	11.1 %	59,258	11.1 %
Total restaurant operating expenses	118,829	78.8 %	103,895	74.8 %	454,598	77.4 %	392,870	73.4 %
General and administrative expenses	17,707	11.7 %	51,334	37.0 %	66,892	11.4 %	87,089	16.3 %
Pre-opening expenses	2,945	2.0 %	1,258	0.9 %	4,715	0.8 %	3,565	0.7 %
Depreciation and amortization	5,104	3.4 %	5,087	3.7 %	20,907	3.6 %	23,312	4.4 %
Net income attributable to equity method investment	(276)	(0.2)%	(146)	(0.1)%	(1,083)	(0.2)%	(797)	(0.1)%
Other loss (income), net	129	0.1 %	(4)	– %	(204)	– %	(1,099)	(0.2)%
OPERATING INCOME (LOSS)	6,440	4.3 %	(22,516)	(16.2)%	41,279	7.0 %	30,012	5.6 %
Interest expense	8,358	5.5 %	7,570	5.4 %	27,644	4.7 %	39,694	7.4 %
Tax Receivable Agreement liability adjustment	(2,883)	(1.9)%	–	– %	(5,345)	(0.9)%	–	– %
Loss on debt extinguishment	–	– %	7,265	5.2 %	–	– %	7,265	1.4 %
INCOME (LOSS) BEFORE INCOME TAXES	965	0.6 %	(37,351)	(26.9)%	18,980	3.2 %	(16,947)	(3.2)%
Income tax (benefit) expense	(1,688)	(1.1)%	(3,531)	(2.5)%	1,823	0.3 %	(3,531)	(0.7)%
NET INCOME (LOSS)	2,653	1.8 %	(33,820)	(24.3)%	17,157	2.9 %	(13,416)	(2.5)%
Less: Redeemable preferred units accretion	–	– %	(4,198)	(3.0)%	–	– %	(21,176)	(4.0)%
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON HOLDERS	2,653	1.8 %	(38,018)	(27.4)%	17,157	2.9 %	(34,592)	(6.5)%
Net (loss) income attributable to non-controlling interests	(1,301)	(0.9)%	(19,408)	(14.0)%	6,306	1.1 %	(19,408)	(3.6)%
NET INCOME (LOSS) ATTRIBUTABLE TO PORTILLO'S INC.	$ 3,954	2.6 %	$ (18,610)	(13.4)%	$ 10,851	1.8 %	$ (15,184)	(2.8)%
Income (loss) per common share attributable to Portillo's Inc.:								
Basic	$ 0.09		$ (0.52)		$ 0.28		$ (0.42)	
Diluted	$ 0.08		$ (0.52)		$ 0.25		$ (0.42)	
Weighted-average common shares outstanding:								
Basic	44,911,414		35,807,171		38,902,259		35,807,171	
Diluted	48,438,054		35,807,171		42,715,977		35,807,171	

Portillo's

11

SELECTED OPERATING DATA (a) Includes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. AUVs for the year ended December 25, 2022 and December 26, 2021 represent AUVs for the twelve months ended December 25, 2022 and December 26, 2021, respectively. Total restaurants indicated are as of a point in time. (b) Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. Quarter Ended Fiscal Years Ended December 25, 2022 December 26, 2021 December 25, 2022 December 26, 2021 Total Restaurants (a) 72 69 72 69 AUV (in millions) (a) N/A N/A $ 8.5 $ 8.2 Change in same-restaurant sales (b) 6.0% 10.3% 5.4% 10.5 % Adjusted EBITDA (in thousands) (b) $ 18,092 $ 23,220 $ 84,955 $ 98,497 Adjusted EBITDA Margin (b) 12.0% 16.7% 14.5% 18.4 % Restaurant-Level Adjusted EBITDA (in thousands) (b) $ 32,049 $ 35,013 $ 132,506 $ 142,082 Restaurant-Level Adjusted EBITDA Margin (b) 21.2% 25.2% 22.6% 26.6%

ADJUSTED EBITDA DEFINITIONS How These Measures Are Useful We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of total revenues. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management’s performance when determining incentive compensation. We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents an option holder payment in connection with the IPO and consulting fees related to our former owner. (3) Represents loss on disposal of property and equipment. (4) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees. (5) Represents remeasurement of the Tax Receivable Agreement liability. Quarter Ended December 25, 2022 December 26, 2021 Net income (loss) $ 2,653 $ (33,820) Depreciation and amortization 5,104 5,087 Interest expense 8,358 7,570 Loss on debt extinguishment — 7,265 Income tax benefit (1,688) (3,531) EBITDA 14,427 (17,429) Deferred rent (1) 999 786 Equity-based compensation 4,790 30,264 Option holder payment and consulting fees (2) — 6,578 Other income (3) 159 134 Transaction-related fees & expenses (4) 600 2,887 Tax Receivable Agreement liability adjustment (5) (2,883) — Adjusted EBITDA $ 18,092 $ 23,220 Adjusted EBITDA Margin 12.0% 16.7%

Fiscal Years Ended December 25, 2022 December 26, 2021 December 27, 2020 Net income (loss) $ 17,157 $ (13,416) $ 12,263 Depreciation and amortization 20,907 23,312 24,584 Interest expense 27,644 39,694 45,031 Loss on debt extinguishment — 7,265 — Income tax expense (benefit) 1,823 (3,531) — EBITDA 67,531 53,324 81,878 Deferred rent (1) 3,998 3,161 2,771 Equity-based compensation 16,137 30,708 960 Option holder payment and consulting fees (2) — 7,744 2,000 Other income (3) 397 292 130 Transaction-related fees & expenses (4) 2,237 3,268 65 Tax Receivable Agreement liability adjustment (5) (5,345) — — Adjusted EBITDA $ 84,955 $ 98,497 $ 87,804 Adjusted EBITDA Margin 14.5% 18.4% 19.3 % ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents an option holder payment in connection with the IPO and consulting fees related to our former owner. (3) Represents loss on disposal of property and equipment. (4) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees. (5) Represents remeasurement of the Tax Receivable Agreement liability.

RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include cost of goods sold, excluding depreciation and amortization, labor expenses, occupancy expenses and other operating expenses. Restaurant- Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant- Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenue. How These Measures Are Useful We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP. Limitations of the Usefulness of This Measure Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Quarter Ended December 25, 2022 December 26, 2021 Operating income (loss) $ 6,440 $ (22,516) General and administrative expenses 17,707 51,334 Pre-opening expenses 2,945 1,258 Depreciation and amortization 5,104 5,087 Net Income attributable to equity method investment (276) (146) Other loss (income), net 129 (4) Restaurant-Level Adjusted EBITDA $ 32,049 $ 35,013 Restaurant-Level Adjusted EBITDA Margin 21.2% 25.2%

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Fiscal Years Ended December 25, 2022 December 26, 2021 December 27, 2020 Operating income $ 41,279 $ 30,012 $ 57,294 General and administrative expenses 66,892 87,089 39,854 Pre-opening expenses 4,715 3,565 2,209 Depreciation and amortization 20,907 23,312 24,584 Net Income attributable to equity method investment (1,083) (797) (459) Other income, net (204) (1,099) (1,537) Restaurant-Level Adjusted EBITDA $ 132,506 $ 142,082 $ 121,945 Restaurant-Level Adjusted EBITDA Margin 22.6% 26.6% 26.8%

CONTACT INFORMATION Investor Contact: Barbara Noverini, CFA investors@portillos.com Media Contact: ICR, Inc. portillosPR@icrinc.com